Exhibit 23

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Registration Statements of German American Bancorp, Inc. on Forms S-3 and S-8 (333-160749, 333-80605, 333-157277 and 333-197524) of our report dated March 9, 2016 with respect to the consolidated financial statements of German American Bancorp, Inc. and the effectiveness of internal control over financial reporting, which appears in this Annual Report on Form 10-K of German American Bancorp, Inc. for the year ended December 31, 2015.

Crowe Horwath LLP

Indianapolis, Indiana
March 9, 2016